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                                                                   EXHIBIT 21.01


                           SUBSIDIARIES OF REGISTRANT


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NAMES OF SUBSIDIARY                                                    JURISDICTION OF ORGANIZATION
-------------------                                                    ----------------------------
Flextronics International GmbH                                         Austria
Flextronics International GmbH & Co. Nfg. KG                           Austria
Hotman Handels GmbH                                                    Austria
Team Logisitcs NV                                                      Belgium
Chatham Technologies Do Brasil Ltd.                                    Brazil
Flextronics International da Amazonia Ltda.                            Brazil
Flextronics International Equipamentos e Servicios Ltda.               Brazil
Flextronics International Industrial Ltda.                             Brazil
Flextronics International Technologia Ltda.                            Brazil
Micro Multek S.A. Brazil Ltda.                                         Brazil
Telecom Global Solutions International                                 Brazil
Flextronics (Canada) Ltd.                                              Canada
ICH Ltd.                                                               Caymen Islands
Telcom Global Solutions Singapore                                      Caymen Islands
Telcom International Services Malaysia                                 Caymen Islands
Flextronics  Enclosures Changzhou Ltd.                                 China
Flextronics Computer (Shekou) Ltd.                                     China
Flextronics Electronics (Shanghai) Co., Ltd.                           China
Flextronics Industrial (Shenzhen) Co., Ltd.                            China
Flextronics Industrial (Zhuhai) Co., Ltd.                              China
Flextronics International (Beijing) Ltd.                               China
Flextronics Plastic (Shenzhen) Ltd.                                    China
Flextronics Plastic (Zhuhai) Limited                                   China
Flextronics Plastics Shanghai Co. Ltd.                                 China
Flextronics Technology (Nanjing) Company Ltd.                          China
Flextronics Technology (Shenzhen) Co., Ltd.                            China
Flextronics Technology (Zhuhai) Limited                                China
Multek China Limited                                                   China
Multek Electronics (China) Ltd.                                        China
Multek Industries Limited (Zhuhai)                                     China
Multek Zhuhai Limited                                                  China
Ojala Mech Equipment Co. Ltd. (Suzhou)                                 China
FLX Cyprus I Ltd.                                                      Cyprus
FLX Cyprus II Ltd.                                                     Cyprus
Flextronics International a.s.                                         Czech Republic
Flextronics International s.r.o.                                       Czech Republic
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
Flextronics International Denmark A/S                                  Denmark
Flextronics Network Services Denmark A/S                               Denmark
Flextronics Design Finland Oy                                          Finland
Flextronics Holding Finland Oy                                         Finland
Flextronics International Finland Oy                                   Finland
Ojala Yhytma Oy                                                        Finland
Remix Oy                                                               Finland
Chatham Technologies Holding France S.A.S.                             France
Chatham Technologies Holding Grollleau S.A.                            France
Flextronics Manufacturing France .SNC                                  France
Dovatron Verwaltungs GmbH                                              Germany
Flextronics Holding Germany GmbH                                       Germany
Flextronics International GmbH & Co., KG                               Germany
Flextronics Network Services GmbH                                      Germany
Multek Technology Gmbh & Co., KG                                       Germany
Multilayer Technology Geschaeftsfuehrungs GmbH                         Germany
Astron Group Limited                                                   Hong Kong
Flextronics Manufacturing (HK) Ltd.                                    Hong Kong
Flextronics Plastics (Asia Pacific) Ltd.                               Hong Kong
Multek Hong Kong Limited                                               Hong Kong
Flextronics Hungary Kft I                                              Hungary
Flextronics International Kft.                                         Hungary
JIT Electronics (Hungary) Kft.                                         Hungary
Flextronics Technologies (India) Private Limited                       India
PT JIT Electronics Indonesia                                           Indonesia
Calmwaters Ltd.                                                        Ireland
Flextronics International Ireland, Ltd. (Limerick)                     Ireland
Flextronics LMS Limited                                                Ireland
Flextronics Logistics Limited                                          Ireland
Flextronics Research & Development Limited                             Ireland
IEC Holdings                                                           Ireland
Irish Express Cargo Technology Software Ltd.                           Ireland
Irish Express Cargo, Ltd.                                              Ireland
Irish Express Logisitics Ltd.                                          Ireland
Lightning Metal Specialties EMF Limited                                Ireland
Nakufreight Limited                                                    Ireland
Stelton Ltd.                                                           Ireland
Flextronics International Israel Ltd.                                  Israel
O.S. Orbit Semiconductor, Inc.                                         Israel
Flextronics Design S.r.l. - Monza                                      Italy
Flextronics Holding Italy Spa                                          Italy
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
Flextronics International Avellino Spa                                 Italy
Flextronics International Aguascalientes (L) Ltd.                      Labuan
Flextronics International Latin America (L), Ltd.                      Labuan
Flextronics International Marketing (L) Ltd.                           Labuan
Palo Alto Sales Group                                                  Labuan
Flextronics - Consultadoria e Servicios Ltda.                          Madeira
Flextronics (Malaysia) Sdn. Bhd.                                       Malaysia
Flextronics Industrial (Melaka) Sdn. Bhd.                              Malaysia
Flextronics (Penang) Sdn. Bhd.                                         Malaysia
Flextronics Plastics (M) Sdn. Bhd.                                     Malaysia
Flextronics Technology (Shah Alam) Sdn. Bhd.                           Malaysia
JIT Electronics (M) Sdn Bhd.                                           Malaysia
Jubilee Mould Manufacturing Sdn. Bhd.                                  Malaysia
Telcom Global Solutions Malaysia Sdn. Bhd.                             Malaysia
Flextronics International Asia Pacific Limited                         Mauritius
Multek Technologies Limited                                            Mauritius
Cumex Electronics S.A. de C.V.                                         Mexico
Flextronics Holding Puebla S. de R.L. de C.V.                          Mexico
Flextronics Manufacturing Aguascalientes                               Mexico
Flextronics Manufacturing Mex, S.A. de C.V.                            Mexico
Flextronics Manufacturing Puebla, S. de R.L. de C.V.                   Mexico
Flextronics Network Services Colombia S.A.                             Mexico
Flextronics Network Services Mexico, SA de C.V.                        Mexico
Flextronics Plastics de Mexico, S.A. de C.V.                           Mexico
Flextronics Real Estate Puebla, S. de R.L. de C.V.                     Mexico
Flextronics Servicios Mexico, S. de R.L. de C.V.                       Mexico
IEC Integrated Services S.A. de C.V.                                   Mexico
IEC Logistics, S.A. de C.V.                                            Mexico
Parque de Technologia Electronica, S.A. de C.V.                        Mexico
Chatham  International Holdings B.V.                                   Netherlands
Flextronics International Central Europe B.V.                          Netherlands
Flextronics International Europe B.V.                                  Netherlands
Flextronics International Holland B.V.                                 Netherlands
Flextronics International N.V.                                         Netherlands
Flextronics Network Services Holland                                   Netherlands
Irish Express Logistics B.V.                                           Netherlands
Palo Alto Products International B.V.                                  Netherlands
Flextronics International Norway A.S.                                  Norway
Flextronics Network Services Norway A.S.                               Norway
Flextronics International Network Services Poland Sp.z.o.o             Poland
Flextronics International Poland Sp.z.o.o                              Poland
Add Plus Precision Pte. Ltd.                                           Singapore
Flextronics International Holdings Pte. Ltd.                           Singapore
Flextronics International Singapore Pte. Ltd.                          Singapore
Flextronics Plastics (Singapore) Pte. Ltd.                             Singapore
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
Hi Skill Industries Pte. Ltd.                                          Singapore
JIT (China) Pte. Ltd.                                                  Singapore
JIT Electronics Pte. Ltd.                                              Singapore
JIT Logistics Centre Pte. Ltd.                                         Singapore
Li Xin Enterprises Pte. Ltd.                                           Singapore
Li Xin Mould Manufacturing Pte. Ltd.                                   Singapore
Li Xin Plastics Industries Pte. Ltd.                                   Singapore
Li Xin Precision Engineering Pte. Ltd.                                 Singapore
Li Xin Technology Pte. Ltd.                                            Singapore
Palo Alto Products International (Pte.) Ltd.                           Singapore
Raynet Technologies                                                    Singapore
Telcom Global Solutions Signapore Pte. Ltd.                            Singapore
Chatham Integrationn  S.L.                                             Spain
Chatham Tech Espana S.L.                                               Spain
Evega AB                                                               Sweden
Flextronics Group Sweden AB                                            Sweden
Flextronics Installation AB (Argo)                                     Sweden
Flextronics International Sweden AB                                    Sweden
Flextronics Network Services Sweden AB                                 Sweden
IEC Sweden AB                                                          Sweden
Multek Sweden AB                                                       Sweden
Neterna AB                                                             Sweden
Orbiant Malardalen AB                                                  Sweden
Orbiant Norra Holding AB                                               Sweden
Orbiant Service AB                                                     Sweden
Orbiant Sodra Holding AB                                               Sweden
Orbiant Systems AB                                                     Sweden
Relacom AB                                                             Sweden
Swedform AB                                                            Sweden
Swedform Holdings AB                                                   Sweden
Swedform International Finance HB                                      Sweden
Swedform Metall AB                                                     Sweden
Wireless Network Management AB                                         Sweden
Flextronics International (Switzerland) GmbH                           Switzerland
Flextronics Technology (Switzerland) GmbH                              Switzerland
Flextronics Technology Holding GmbH                                    Switzerland
Flextronics International (Taiwan) Limited                             Taiwan
Flextronics International (Thailand) Ltd.                              Thailand
Palo Alto Manufacturing (Thailand) Ltd.                                Thailand
Express Cargo Forwarding Ltd.                                          United Kingdom
Flextronics International (UK) Limited                                 United Kingdom
Flextronics Design, S.D., Inc.                                         United States - California
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
Flextronics Distribution, Inc.                                         United States - California
Flextronics Enterprise Solutions, Inc.                                 United States - California
Flextronics International USA, Inc.                                    United States - California
Flextronics Management Co., Inc.                                       United States - California
Flextronics Photonics Wave Optics, Inc.                                United States - California
Flextronis Logistics USA, Inc.                                         United States - California
Irish Express Logistics, Inc.                                          United States - California
Marathon Business Park LLC                                             United States - California
Multilayer Technology, Inc.                                            United States - California
Chatham International - I, Inc.                                        United States - Delaware
Chatham International - II, Inc.                                       United States - Delaware
Flextronics Enclosures Systems, Inc.                                   United States - Delaware
Flextronics Enclosures, Inc.                                           United States - Delaware
Flextronics Holding USA, Inc.                                          United States - Delaware
Flextronics International Holding Corp.                                United States - Delaware
Flextronics Mexico, Inc.                                               United States - Delaware
Flextronics USA, Inc.                                                  United States - Delaware
KMOS Semiconductor, Inc.                                               United States - Delaware
OEM Press Systems, Inc.                                                United States - Delaware
Flextronics Coating, Inc.                                              United States - Illinois
Flextronics Metal Specialties, Inc.                                    United States - Illinois
Flextronics Tool & Design, Inc.                                        United States - Illinois
Flextronics Photonics Fico, Inc.                                       United States - Massachusetts
Flextronics Nevada,  Inc.                                              United States - Nevada
Instrumentation Engineering                                            United States - New Jersey
EMC International, Inc.                                                United States - North Carolina
Flextronics International NC, Inc.                                     United States - North Carolina
Flextronics Photonics PPT, Inc.                                        United States - Oregon
Flextronics International PA, Inc.                                     United States - Palo Alto
Flextronics Semiconductor Design, Inc.                                 United States - Tenessee
Flextronics Network Services USA, Inc.                                 United States - Texas
Lightning Manufacturing Solutions LLC                                  United States - Texas
Flextronics Semiconductor, Inc.                                        United States - Utah
Flextronics Foreign Sales Corporation, Inc.                            United States - Virgin Islands
Flextronics International Andina S.A.                                  Venezuela
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